UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) September 14, 2009

Isilon Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33196	91-2101027
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3101 Western Avenue

Seattle, Washington 98121

(Address of principal executive offices) (Zip code)

(206) 315-7500

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 14, 2009, Isilon Systems, Inc. (the “Company”) announced that the United States Securities and Exchange Commission (the “SEC”) has authorized the final settlement with the Company of the SEC’s previously disclosed investigation of the Company’s financial restatement.

A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release of Isilon Systems, Inc. dated September 14, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISILON SYSTEMS, INC.

By:	/s/ Keenan Conder
Keenan Conder
Vice President, General Counsel and Secretary

Dated: September 14, 2009

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Isilon Systems, Inc. dated September 14, 2009.